UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2013

ENZON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Kingsbridge Road, Piscataway, New Jersey (Address of principal executive offices)	08854 (Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 23, 2013, Enzon Pharmaceuticals, Inc. issued a press release entitled “Enzon Concludes Review of Possible Asset Sales, Sale of the Company; Announces $1.60 Special Dividend and Periodic Royalty Dividends.”

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Enzon Pharmaceuticals, Inc. dated April 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)
Date: April 23, 2013	By:	/s/ Andrew Rackear
Name: Andrew Rackear
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Enzon Pharmaceuticals, Inc. dated April 23, 2013